SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               1st Bergen Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[ ]  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------

     3)  Filing Party:

         -------------------------------------------------------

     4)  Date Filed:

         -------------------------------------------------------

                              1ST BERGEN BANCORP
                             250 VALLEY BOULEVARD
                         WOOD-RIDGE, NEW JERSEY 07075

                                                              October 25, 1996

Dear 1st Bergen Bancorp Shareholder:

      You are cordially invited to attend a special meeting of stockholders (the "Special Meeting") of 1st Bergen Bancorp (the "Company") to be held on November 26, 1996, at 10:00 a.m., at the Fiesta, Route 17 South, Wood-Ridge, New Jersey 07075.

      At the Special Meeting, stockholders will be asked to (i) approve the 1st Bergen Bancorp 1996 Incentive Stock Option Plan; (ii) approve the 1st Bergen Bancorp 1996 Stock Option Plan for Outside Directors; (iii) approve the 1st Bergen Bancorp Recognition and Retention Plan for Executive Officers and Employees; and (iv) approve the 1st Bergen Bancorp Recognition and Retention Plan for Outside Directors.

      The Board of Directors of the Company has determined that the matters to be considered at the Special Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

      YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE REPRESENTED.

      On behalf of the Board of Directors and all of the employees of the Company, I thank you for your continued interest and support.

                                    Sincerely yours,


                                 /s/WILLIAM M. BRICKMAN
                                    -------------------
                                    William M. Brickman
                                    President and
                                    Chief Executive Officer

                              1ST BERGEN BANCORP
                             250 VALLEY BOULEVARD
                         WOOD-RIDGE, NEW JERSEY 07075

                   -----------------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON NOVEMBER 26, 1996

                   -----------------------------------------


      NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Special Meeting") of 1st Bergen Bancorp (the "Company") will be held on November 26, 1996, at 10:00 a.m., at the Fiesta, Route 17 South, Wood-Ridge, New Jersey 07075.

      The purpose of the Special Meeting is to consider and vote upon the following matters:

      1.    Approval of the 1st Bergen Bancorp 1996 Incentive Stock
            Option Plan;

      2.    Approval of the 1st Bergen Bancorp 1996 Stock Option
            Plan for Outside Directors;

      3.    Approval of the 1st Bergen Bancorp Recognition and
            Retention Plan for Executive Officers and Employees;

      4.    Approval of the 1st Bergen Bancorp Recognition and
            Retention Plan for Outside Directors; and

      5. Such other matters as may properly come before the Special Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

      The Board of Directors has established October 14, 1996, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Special Meeting or any adjournments thereof.

                                    By Order of the Board of Directors



                                 /s/WILLIAM M. BRICKMAN
                                    -------------------
                                    William M. Brickman
                                    President and
                                    Chief Executive Officer

Wood-Ridge, New Jersey
October 25, 1996

                              1ST BERGEN BANCORP
                             250 VALLEY BOULEVARD
                         WOOD-RIDGE, NEW JERSEY 07075

                     -------------------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                               NOVEMBER 26, 1996

                     -------------------------------------

SOLICITATION AND VOTING OF PROXIES

      This Proxy Statement is being furnished to stockholders of 1st Bergen Bancorp (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the special meeting of stockholders (the "Special Meeting") to be held on November 26, 1996, at 10:00 a.m., at the Fiesta, Route 17 South, Wood-Ridge, New Jersey 07075 and on any adjournments thereof. A proxy card accompanies this Proxy Statement, which is first being mailed to record holders on or about October 25, 1996.

      Regardless of the number of shares of common stock owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE RATIFICATION OF EACH OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

      Other than the matters set forth in the attached Notice of Special Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Special Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting and on any adjournments thereof, including whether or not to adjourn the Special Meeting.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a beneficial owner whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Special Meeting.

      The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. In addition to the solicitation of proxies by mail, Chase Mellon Shareholder Services, LLC will assist the Company in soliciting proxies for the Special Meeting and will be paid a fee of $4,500, plus certain costs and out-of-pocket expenses. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and South Bergen Savings Bank (the "Bank"), its wholly owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

      The securities which may be voted at the Special Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting, except as described below.

      The close of business on October 14, 1996 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 3,174,000 shares.

      In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of ten percent (10%) of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Special Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the matters being proposed for stockholder action set forth in Proposals 1 through 4, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under New Jersey law, the affirmative vote of a majority of the votes cast at the Special Meeting is required to approve Proposals 1 through 4. Shares as to which the "ABSTAIN" box has been selected will be counted as present and will therefore have the effect of voting against Proposals 1 through 4. In contrast, broker non-votes will not be counted as present and so will have no effect. In order for the benefit plans which are the subject of Proposals 1 through 4 to be implemented on or prior to March 29, 1997, under regulations of the Office of Thrift Supervision ("OTS"), the affirmative vote of a majority of the shares of Common Stock entitled to vote at the Special Meeting, in person or by proxy, is required to constitute stockholder approval of these proposals. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposals 1 through 4 will be counted as present and entitled to vote and will have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. Broker non-votes will have the same effect as a vote against such proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                         AMOUNT AND
                                                         NATURE OF       PERCENT
TITLE OF            NAME AND ADDRESS OF                  BENEFICIAL      OF
CLASS               BENEFICIAL OWNER                     OWNERSHIP       CLASS
-----               ----------------                     ---------       -----

Common Stock        South Bergen Savings Bank,
                    Employee Stock
                    Ownership Trust ("ESOP")             253,920(1)      8.0%
                    250 Valley Boulevard
                    Wood-Ridge, NJ 07075

Common Stock        Bay Pond Partners, L.P.
                    (together with its general
                    partner, Wellington Hedge
                    Management Limited
                    Partnership and its general          243,200         7.66%
                    partner Wellington Hedge
                    Management, Inc.)
                    75 State Street
                    Boston, MA  02109


--------------
(1) The Board of Directors has appointed Messrs. Brickman, Gossweiler, Mason and Miller to serve as the ESOP Administrative Committee. Associated Actuaries has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Under the ESOP, unallocated shares will be voted by the ESOP Trustee. No shares have yet been allocated under the ESOP.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

      Upon obtaining stockholder approval, the Company intends to grant to directors, certain officers and employees of the Company and the Bank stock options and restricted stock awards.

DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Directors who are not also serving as employees of the Company or the Bank ("Outside Directors") receive an annual retainer of $15,000 for serving on the Board, and the Chairman receives a $20,000 annual retainer, regardless of the number of meetings attended. Directors who are also officers of the Bank do not receive fees or other compensation for their Board or Committee participation.

      OPTION PLANS FOR EXECUTIVE OFFICERS AND OUTSIDE DIRECTORS. The Company is presenting to stockholders for approval stock option plans for Executive Officers and Outside Directors of the Company and the Bank. See Proposals 1 and 2 for a summary of the material terms of the stock option plans.

      RECOGNITION AND RETENTION PLANS FOR EXECUTIVE OFFICERS AND OUTSIDE DIRECTORS. The Company is presenting to stockholders for approval restricted stock award plans which grants awards to executive officers and Outside Directors of the Company and the Bank. See Proposals 3 and 4 for a summary of the material terms of the recognition and retention plans.

EXECUTIVE COMPENSATION

      THE REPORT OF THE COMPENSATION/BENEFITS COMMITTEE OF THE BOARD OF DIRECTORS AND THE FOLLOWING STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

      COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     GENERAL. The Company's executive compensation program is administered by the Compensation/Benefits Committee of the Board of Directors. The Compensation/Benefits Committee is comprised of Messrs. Mason and Miller. The Compensation/Benefits Committee is responsible for establishing the compensation levels and benefits for executive officers of the Company and the Bank.

     COMPENSATION POLICIES. The Compensation/Benefits Committee has the following goals for compensation programs impacting the executive officers of the Company and the Bank:

      o to align the interests of executive officers with the long-term interests of shareholders through awards that can result in ownership of Common Stock;

      o to retain the executive officers who have led the Company to high performance levels and allow the Company to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and

      o to maintain reasonable "fixed" compensation costs by targeting base salaries at a competitive average.

In addition, in order to align the interests and performance of its executive officers with the long term interests of its stockholders, the Company has adopted plans which reward the executives for delivering long term value to the Company and the Bank.

      The executive compensation package available to executive officers will be composed of the following components:

      1.    base salary;
      2.    short-term incentive compensation; and
      3. long-term incentive compensation, including stock options and stock awards.

Messrs. Brickman, Gossweiler and Maison each have an Employment Agreement with the Company and the Bank which specifies a minimum base salary and requires periodic review of such salary. In addition, executive officers participate in other benefit plans available to all employees, including the ESOP and the 401(k) Plan.

      BASE SALARY. The Compensation/Benefits Committee meets during the last quarter of each year to determine the level of any salary increase to take effect at the beginning of the year immediately following. While it uses no specific formula within its decision making process, the Compensation/Benefits Committee determines the level of salary increases after reviewing the qualifications and experience of the executive officers of the Company, the compensation paid to persons having similar duties and responsibilities at other institutions, and the size of the Company and the complexity of its operations. Messrs. Brickman, Gossweiler and Maison were all hired by the Company upon its formation, and each was employed by the Bank prior to the Company's initial public offering. Base compensation levels were established based upon market ranges for executives in comparable positions within the market area of the Company.

      SHORT TERM INCENTIVE COMPENSATION. Each year the Compensation/Benefits Committee establishes the size of the pool of available bonus money based upon the expected performance of the Company for that year. The parameters for the award of bonuses are related to the Company attaining specific levels of performance, and the individual achieving targeted objectives designed to support and implement the Company's objectives and strategies.

      Specific goals developed for 1996 related to: successful completion of the Company's initial public offering, deposit and loan growth, stock performance, and asset quality. Achievement of individual goals is reviewed by the Compensation/Benefits Committee to determine the extent to which the individual contributed to meeting the Company's goals, and to make a qualitative assessment of the individual officer's performance and an assessment, in the case of executive officers other than the Chief Executive Officer, of the extent to which the individual met additional goals specified in the annual incentive plan relating to his area of responsibility. The bonus for any individual executive officer can vary between zero and 100% of their individual target bonus, based upon their performance and the Company's performance.

      LONG TERM INCENTIVE COMPENSATION. The Company's 1996 Incentive Stock Option Plan and Recognition and Retention Plan for Executive Officers and Employees, the subjects of Proposals 1 and 3, are long-term plans designed to align a significant portion of the executive compensation program with shareholder interests. The Company has adopted the 1996 Incentive Stock Option Plan and Recognition and Retention Plan for Executive Officers and Employees, respectively, and have submitted them for shareholder approval herein. The Compensation/Benefits Committee believes that stock ownership is a significant incentive in building shareholders' wealth and aligning the interests of employees, Outside Directors and shareholders. As discussed under Proposals 1 and 3, no grants can be made until after shareholders have approved the Plans.

      On March 29, 1996, the Company successfully completed its initial public offering and with this infusion of capital was able to significantly enhance its deposits and significantly increase its loans without lowering its credit standards. A summary of the compensation awarded to Messrs. Brickman, Gossweiler and Maison is set forth in the Summary Compensation Table, and reflects the facts and considerations as outlined above.

The Compensation/Benefits Committee:

      James W. Mason and Robert C. Miller.

PERFORMANCE GRAPH

            STOCK PERFORMANCE GRAPH. The following graph shows a monthly comparison of cumulative total shareholder return on the Company's Common Stock, based upon the market price of the Common Stock, with the Nasdaq Bank Stock Index and the SNL Index for thrift institutions with assets between $250 million and $500 million for the period beginning on March 29, 1996, the date the Company completed its initial public offering, through September 30, 1996. The information assumes that $100 was invested on March 29, 1996. THE GRAPH WAS DERIVED FROM A VERY LIMITED PERIOD OF TIME AND REFLECTS THE MARKET'S REACTION TO THE COMPANY'S INITIAL PUBLIC OFFERING, AND AS A RESULT, MAY NOT BE INDICATIVE OF POSSIBLE FUTURE PERFORMANCE OF THE COMPANY'S COMMON STOCK.

              --- GRAPHICAL REPRESENTATION OF DATA TABLE BELOW ---

                         03/29/96       06/28/96       09/30/96
                         --------       --------       --------
SNL Index .............  100.00         99.40          104.60

1st Bergen Bancorp ....  100.00         92.50          112.50

NASDAQ Bank Index .....  100.00         102.60         109.20

ANNUAL COMPENSATION AND ALL OTHER COMPENSATION

      SUMMARY COMPENSATION TABLE. The following table shows, for the years ended September 30, 1996, 1995 and 1994, the cash compensation paid or accrued for those years, to the chief executive officer and to each of the Company's four highest paid executive officers earning over $100,000. For fiscal years 1994 and 1993, the amounts shown reflect the named executive officer's service to the Bank.

                                                  Annual Compensation

                                                                                      All Other
Name and Principal Positions   Year         Salary($)            Bonus($)           Compensation
----------------------------   ----         ---------            --------           ------------
                                                                                      ($)(1)
William M. Brickman,           1996         $148,654             $7,229               $8,026
President and Chief Executive  1995         $140,545             $7,000               $6,347
Officer                        1994         $134,999             $5,583               $5,735

Albert E. Gossweiler,          1996         $113,789             $5,500               $4,430
Executive Vice President and   1995         $106,375             $5,225               $4,113
Chief Financial Officer        1994         $ 99,925             $4,750               $3,764

(1) Includes the imputed value of personal use of Company automobiles, life insurance premiums and Company matching contributions to its 401(k) Plan.

      EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into employment agreements (the "Employment Agreements") with Messrs. Brickman, Gossweiler and Maison (the "Executives") each dated as of April 1, 1996. The Employment Agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends, to a significant degree, on the skills and competence of Messrs. Brickman, Gossweiler and Maison.

      The Employment Agreements provide for a three-year term, and further provide for automatic renewal on each anniversary date unless, ninety days prior to the anniversary date, either party provides written notice of its intention not to renew. The Employment Agreements provide that Messrs. Brickman, Gossweiler and Maison will receive annual base salaries of $150,000, $115,000 and $91,000, respectively, for the first twelve months, and that their base salaries will be reviewed annually thereafter by the Board of Directors. In addition, the Employment Agreements provide that Messrs. Brickman, Gossweiler and Maison shall be entitled to receive a bonus in an amount determined by the Board of Directors. The Employment Agreements permit the Bank or the Company to terminate the employment of Messrs.

Brickman, Gossweiler and Maison for cause at any time. The Employment Agreements define cause to mean personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) final cease and desist order, or material breach of any provision of the Employment Agreement. The Employment Agreements with Messrs. Brickman, Gossweiler and Maison each further provide that upon the occurrence of a change in control, as defined in the Employment Agreement, in the event Messrs. Brickman, Gossweiler and Maison are terminated for reasons other than cause or in the event Messrs. Brickman, Gossweiler and Maison, within eighteen months of the change in control, resign their employment for "good cause," as that term is defined in the Employment Agreements, they shall be entitled to receive their then current base salary for the remaining term of the Employment Agreement. The Employment Agreements also prohibit Messrs. Brickman, Gossweiler and Maison from competing with the Bank for a period of one year following the termination of their employment.

      401(K) PROFIT SHARING PLAN. The Bank maintains a 401(k) Profit Sharing Plan (the "Plan") covering all employees through which employees can contribute up to the maximum allowable amount under Internal Revenue Service regulations. That amount is currently $9,240. The Bank will, at its discretion, match a portion of each employee's contribution, not to exceed 3.0% of their annual earnings. The Bank currently matches 100% of each employee's contribution. The Bank made matching contributions of $35,847 and $33,700 in 1995 and 1994, respectively, of which $8,266, $6,107 and $4,934 were attributable to Messrs. Brickman, Gossweiler and Maison, respectively. Additionally, the Bank, at the Board of Directors' discretion, may make annual profit-sharing contributions to the Plan. The Bank has amended the Plan to allow participants to purchase the Common Stock of the Company.

      DEFINED BENEFIT PLAN. The Bank has a defined benefit pension plan ("Pension Plan") covering substantially all of its employees. The benefits are based on years of service and employee compensation. The Bank's funding policy is to fund pension costs accrued. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

      All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The Pension Plan provides for monthly payments to each participating employee at normal retirement age. The monthly benefit is determined as a percentage of a final average salary. The actual percentage is obtained by multiplying the number of years of participation by an annual percentage factor of 1.75%. Benefits payable prior to age 65 will be reduced actuarially to a level which reflects the present value of the unreduced age 65 benefit. A participant first vests in his benefit after two years of employment service and is fully vested after six years of employment service.

      The Pension Plan also provides a pre-retirement death benefit which is equal to the present value of a participant's accrued benefit at date of death. At September 30, 1995, Messrs. Brickman, Gossweiler and Maison had 2, 13 and 2 years of credited service, respectively. The Bank had a pension expense of $145,300 for the fiscal year ended 1995.

      There were no annual benefits payable under the Plan in 1995.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

      The Bank has had, and is likely in the future to have, banking transactions in the ordinary course of its business with the Company's and the Bank's directors, executive officers and their affiliates (each a "related party" and collectively, the "related parties"). Past transactions were, and future transactions will be, on the same terms and conditions as are prevailing at the time such transactions occur for comparable transactions with unrelated borrowers. At September 30, 1996 and 1995, no loans were outstanding to the Company's or the Bank's directors, executive officers and their affiliates.


                         PROPOSAL 1.  APPROVAL OF THE
                              1ST BERGEN BANCORP
                       1996 INCENTIVE STOCK OPTION PLAN

      The Board of Directors of the Company is presenting for stockholder approval the 1st Bergen Bancorp 1996 Incentive Stock Option Plan (the "Incentive Option Plan"), in the form attached hereto as Exhibit A. The purpose of the Incentive Option Plan is to advance the interests of the Company and its shareholders by providing those key employees of the Company and its affiliates, including the Bank, upon whose judgment, initiative, and efforts the successful conduct of the business of the Company and its affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability. The Incentive Option Plan will also serve to more closely align the interests of management of the Company with those of the Company's stockholders by providing management with an equity stake in the Company. The following is a summary of the material terms of the Incentive Option Plan which is qualified in its entirety by the complete provisions of the attached Incentive Option Plan document.

      GENERAL. The Incentive Option Plan authorizes the granting of stock options for the purchase of up to 222,180 shares of Common Stock. The Committee has proposed to award options to purchase 95,220 shares to current executive officers of the Company and the Bank. The Incentive Option Plan will be administered by the Compensation/Benefits Committee of the Board (the "Committee"), the members of which are nonemployee directors.

      ELIGIBILITY. All key employees of the Company and its affiliates are eligible to participate in the Incentive Option Plan. The Committee, in its absolute discretion, may select employees from those eligible to receive options.

      TYPES OF AWARDS. The Incentive Option Plan authorizes the grant of (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), referred to as "incentive stock options" and (ii) options that do not so qualify, referred to as "non-statutory options." Subject to regulations of the OTS, authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy an exercise of an option under the Incentive Option Plan, resulting in an increase in the number of shares outstanding, which will have a dilutive effect on the holdings of existing stockholders.

      The Board of Directors intends to grant options under the Incentive Option Plan on the date of the Special Meeting, assuming the requisite stockholder approval is obtained. All of such options will be subject to a five-year vesting schedule with 20% of the options vesting and becoming exercisable on the first anniversary of their grant and 20% vesting each anniversary date thereafter. The exercise price of all incentive Stock Options must be 100% of the fair market value of the underlying Common Stock at the time of grant. The exercise price may be paid in cash or in previously acquired Common Stock.

      Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price at the time of grant must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Non-statutory options granted under the Incentive Option Plan will have an exercise price not less than 100% of the fair market value of the Common Stock on the date the option is granted.

      NONTRANSFERABILITY. Options awarded under the Incentive Option Plan will not be transferable by the optionee, other than by will or the laws of descent and distribution, and may only be exercised during the optionee's lifetime by the optionee, or by a guardian or legal representative.

      EXERCISE PERIOD. The Incentive Option Plan provides that if an optionee's service to the Company or its affiliates terminates by reason disability, the optionee's right to exercise any outstanding option will terminate upon the earlier to occur of the expiration of the term of the option or within twelve months of the optionee's termination of employment. In the event of optionee's death, the option may be exercised by the optionee's executor or administrator at any time within the twelve months following the optionee's death, unless the option would terminate by its terms prior to the expiration of such twelve month period. If the optionee ceases to be an employee of the Company or the Bank for any reason (other than death or disability), the option granted to such optionee shall terminate within three months of the date of the termination of his employment, unless the termination is for cause, in which case the option will terminate immediately.

      AMENDMENT. The Board of Directors may amend the Incentive Option Plan in any respect, provided that pursuant to SEC Rule 16b-3 under the Exchange Act, stockholder approval is required for any amendment which (1) materially increases the maximum number of shares for which options may be granted under the Incentive Option Plan, (2) reduces the exercise price at which options may be granted, (3) extends the period during which options may be granted or exercised beyond that originally prescribed, or (4) changes the persons eligible to participate in the Incentive Option Plan.

      TAX TREATMENT. The options granted under the Incentive Option Plan may either be incentive stock options or non-statutory options. The grant of a non-statutory option which has no readily ascertainable fair market value at the time it is granted is not taxable to the recipient of the option for federal income tax purposes at the time the option is granted. The options granted under the Incentive Option Plan should be considered as having no readily ascertainable fair market value at the time of grant because they are neither tradeable on an established market nor transferable by the recipient.

      The recipient of a non-statutory option realizes compensation taxable as ordinary income at the time the option is exercised or transferred. The amount of such compensation is equal to the amount by which the fair market value of the stock acquired upon exercise of the option exceeds the amount required to be paid for such stock. At the time the compensation income is realized by the recipient of the option, the Company is entitled to an income tax deduction in the amount of the compensation income, provided applicable rules pertaining to tax withholding are satisfied and the compensation represents an ordinary and necessary business expense of the Company. The stock acquired upon exercise of the option has an adjusted basis in the hands of the recipient equal to its fair market value taken into account in determining the recipient's compensation and a holding period commencing on the date the stock is acquired by the recipient. At the time the stock is subsequently sold or otherwise disposed of by the recipient, the recipient will recognize a taxable capital gain or loss measured by the difference between the adjusted basis of the stock at the time it is disposed of and the amount realized in connection with the transaction. The long term or short term nature of such gain or loss will depend upon the applicable holding period for such stock.

      For federal income tax purposes, no taxable income results to the optionee upon the grant of an Incentive Stock Option or upon the issuance of shares to the optionee upon the exercise of the option. Correspondingly, no deduction is allowed to the Company upon either the grant or the exercise of an Incentive Stock Option.

      If shares acquired upon the exercise of an Incentive Stock Option are not disposed of either within the two-year period following the date the option is granted or within the one-year period following the date the shares are issued to the optionee pursuant to exercise of the option, the difference between the amount realized on any disposition thereafter and the option price will be treated as a long-term capital gain or loss to the optionee. If a disposition occurs before the expiration of the requisite holding periods, then the lower of
(i) any excess of the fair market value of the shares at the time of exercise of the option over the option price or (ii) the actual gain realized on disposition, will be deemed to be compensation to the optionee and will be taxed at ordinary income rates. In such event, the Company will be entitled to a corresponding deduction from its income, provided the Company withholds and deducts as required by law. Any such increase in the income of the optionee or deduction from the income of the Company attributable to such disposition is treated as an increase in income or a deduction from income in the taxable year in which the disposition occurs. Any excess of the amount realized by the optionee on disposition over the fair market value of the shares at the time of exercise will be treated as capital gain.

      AWARDS. The following table provides certain information with respect to certain of the options intended to be granted pursuant to the Incentive Option Plan, assuming stockholder and OTS approval is obtained.

              Recipients                              Option Awards
              ----------                              -------------
William M. Brickman                                      63,480

Albert E. Gossweiler                                     47,610

Robert C. Maison                                         47,610




      SHAREHOLDER APPROVAL. The Incentive Option Plan complies with the regulations of the OTS. The OTS has not endorsed or approved the Incentive Option Plan. Pursuant to OTS regulations, the Incentive Option Plan may not be implemented on or prior to March 29, 1997 unless the affirmative vote of the holders of a majority of the total votes eligible to be cast at the Special

Meeting is received. If such approval is not obtained, but the Incentive Option Plan receives the affirmative vote of a majority of the shareholders voting at the Special Meeting, the Incentive Option Plan will not be implemented at this time, but will be implemented as of April 1, 1997 without further stockholder approval. In the absence of stockholder approval, the awards under the Incentive Option Plan would not qualify for certain exemptive relief from the short-swing profit recapture provisions of Section 16 of the Exchange Act or qualify as incentive stock options under the Code.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE 1ST BERGEN BANCORP 1996 INCENTIVE STOCK OPTION PLAN.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 1ST BERGEN BANCORP 1996 INCENTIVE STOCK OPTION PLAN.


                PROPOSAL 2. APPROVAL OF THE 1ST BERGEN BANCORP
                 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

      The Board of Directors of the Company is presenting for stockholder approval the 1st Bergen Bancorp 1996 Stock Option Plan for Outside Directors (the "Directors' Option Plan"), which is attached hereto as Exhibit B. The purpose of the Directors' Option Plan is to promote the growth and profitability of the Company and the Bank by providing an incentive in the form of stock options to attract and retain Outside Directors of the Company by encouraging their acquisition of an equity interest in the Company, thereby more fully aligning their interests with those of the stockholders of the Company. The following is a summary of the material terms of the Directors' Option Plan which is qualified in its entirety by the complete provisions of the attached Directors' Option Plan included as Exhibit B.

      The Directors' Option Plan authorizes the granting of non-statutory options for a total of 95,220 shares of Common Stock to certain members of the Board of Directors of the Company and its subsidiaries. Directors who are not also serving as employees of the Company or any of its affiliates and who are serving in such capacity on the effective date of the Directors' Option Plan are eligible to participate in the Directors' Option Plan. Each member of the Board of Directors who is not an officer of the Bank or the Company will automatically receive options to purchase 15,870 shares of Common Stock, at an exercise price of 100% of the fair market value of the Common Stock of the Company on the date of the grant, which is intended to be the date of the Special Meeting.

      Subject to OTS regulations, authorized but unissued shares or treasury shares may be used to satisfy an exercise of an option under the Director's Option Plan, resulting in an increase in the number of shares outstanding which will have a dilutive effect on the holdings of existing stockholders.

      To the extent options for shares are available for grants under the Directors' Option Plan, each non-employee director of the Company who is first elected as a director subsequent to the effective date of the Directors' Option Plan ("Subsequent Outside Director") will be granted options to purchase 7,935 shares of Common Stock. If options for sufficient shares are not available to fulfill the grant of options to a Subsequent Outside Director, and thereafter options become available under the Directors' Option Plan, such Subsequent Outside Director shall receive options to purchase an amount of shares of Common Stock determined by dividing equally among all Subsequent Outside Directors, options for the number of shares available. The exercise price per share of each option will be the fair market value of the shares of Common Stock on the date the option is granted, which is intended to be the date of the Special Meeting. Options are intended to become exercisable in five (5) equal annual installments commencing one year from the date of grant. All options granted under the Directors' Option Plan expire upon the earlier of 10 years following the date of grant or one year following the date the optionee ceases to be a director for any reason other than removal for cause, in which case all outstanding options are immediately terminated.

      The Directors' Option Plan may be amended from time to time by the Board of Directors of the Company, provided that the provisions governing automatic grants and terms and conditions of the Directors' Option Plan shall not be amended more than once every six months other than to conform with the Code or ERISA or the rules thereunder. The rights and obligations under any option granted before an amendment shall not be altered or impaired by any such amendment without the written consent of the optionee. The tax treatment of options granted under the Directors' Option Plan will be the same as the tax treatment for the non-statutory options discussed under Proposal 1.

      The Directors' Option Plan complies with the regulations of the OTS. The OTS has not endorsed or approved the Directors' Option Plan. Pursuant to OTS regulations, the Directors' Option Plan may not be implemented unless the affirmative vote of the holders of a majority of the total votes eligible to be cast at this meeting is received. In the absence of stockholder approval, awards under the Directors' Option Plan would not qualify for certain exemptive relief from the short-swing profit recapture provisions of Section 16 of the Exchange Act.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE 1ST BERGEN BANCORP 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 1ST BERGEN BANCORP 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.


                         PROPOSAL 3.  APPROVAL OF THE
                        1ST BERGEN BANCORP RECOGNITION
            AND RETENTION PLAN FOR EXECUTIVE OFFICERS AND EMPLOYEES

      The Company is presenting for stockholder approval the 1st Bergen Bancorp Recognition and Retention Plan for Executive Officers and Employees (the "RRP") as a method of providing executive officers of the Company and the Bank and its affiliates with a proprietary interest in the Company as an incentive designed to encourage such persons to promote the growth and profitability of the Company and the Bank and to remain employed with the Company and the Bank.

      GENERAL. The RRP is a non-qualified plan under ERISA. The RRP permits the granting of restricted stock awards to eligible officers of the Company and its affiliates. The following is a summary of the material features of the RRP which is qualified in its entirety by the complete provisions of the attached RRP plan document, which is Exhibit C.

      SHARES SUBJECT TO THE PLAN. The RRP authorizes the granting of plan share awards ("Plan Share Awards") for up to 88,872 shares of Common Stock, subject to adjustment in the event of certain capital changes. Subject to OTS regulations, authorized but unissued shares or treasury shares may be used for grants under the RRP, resulting in an increase in the number of shares outstanding which will have a dilutive effect on the holdings of existing stockholders.

      ADMINISTRATION. The RRP will be administered by the Compensation/Benefits Committee of the Board of Directors (the "Committee"), which consists only of Outside Directors of the Company. The Committee will have the authority to determine the officers to whom Plan Share Awards will be granted, the amount of such awards, to establish terms and conditions for such awards and to establish such rules and regulations as it deems necessary for the proper administration of the Plan.

      NONTRANSFERABILITY AND VESTING. Plan Share Awards are nontransferable and nonassignable. Recipients of Plan Share Awards will earn (i.e., become vested in) the shares of Common

Stock covered by the Plan Share Awards over a period of time. It is currently intended that the Plan Share Awards to be granted upon stockholder approval to the recipients will vest in five (5) equal annual installments commencing one year from the date of grant. Plan Share Awards will immediately be deemed earned upon termination of employment due to death or disability. Recipients of Plan Share Awards will not initially have certificates issued in their names, but will have shares issued in the book entry form only until such shares have vested. During the vesting period, recipients of Plan Share Awards are entitled to vote the shares subject to such awards, whether or not vested, and receive any dividends paid on such shares.

      FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN. The following discussion is intended only as a brief summary of the Federal Income tax rules relevant to Plan Share Awards of restricted stock. The laws governing the tax aspects of awards are highly technical and such laws are subject to change in the future.

      A participant who is granted a Plan Share Award may make a Section 83(b) election under the Code to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of Common Stock granted shall be taxed as capital gains (or loss) upon a subsequent sale of the shares. However, if the participant does not make a Section 83(b) election, then the grant shall be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expires, except in the case of a person subject to Section 16(b) of the Exchange Act, in which case the fair market value will be determined six months after the date in which the restricted Common Stock was granted (if such date is later than the expiration date of the restrictions). Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to the Company. The Company is entitled to an income tax deduction for any compensation income taxed to the participant.

      GRANTS SUBJECT TO SHAREHOLDER APPROVAL. The following table provides certain information with respect to certain Plan Share Awards intended to be granted pursuant to the RRP, assuming stockholder and OTS approval is obtained.

              Recipients                            Plan Share Awards
              ----------                            -----------------
William M. Brickman                                      31,740

Albert E. Gossweiler                                     20,631

Robert C. Maison                                         11,109




      The RRP complies with the regulations of the OTS. The OTS has not endorsed or approved the RRP. Pursuant to OTS regulations, the RRP may not be implemented on or prior to March 29, 1997 unless the affirmative vote of the holders of a majority of the total votes eligible to be cast at the Special Meeting is received. If such stockholder approval is not obtained, but the RRP receives the affirmative vote of a majority of the shares voted at the Special Meeting, the RRP will not be implemented at this time, but will be implemented on April 1, 1997 without further stockholder approval.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE 1ST BERGEN BANCORP RECOGNITION AND RETENTION PLAN FOR EXECUTIVE OFFICERS AND EMPLOYEES.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 1ST BERGEN BANCORP RECOGNITION AND RETENTION PLAN FOR EXECUTIVE OFFICERS.


                          PROPOSAL 4. APPROVAL OF THE
                        1ST BERGEN BANCORP RECOGNITION
                   AND RETENTION PLAN FOR OUTSIDE DIRECTORS

      The Company is presenting for stockholder approval the 1st Bergen Bancorp Recognition and Retention Plan for Outside Directors (the "Directors' RRP") as a method of providing Outside Directors of the Company and the Bank and its affiliates with a proprietary interest in the Company as an incentive designed to encourage such persons to promote the growth and profitability of the Company and the Bank. The Directors' RRP is a non-qualified plan under ERISA. The following is a summary of the material features of the Directors' RRP which is qualified in its entirety by the complete provisions of the attached Directors' RRP plan document, a copy of which is attached hereto as Exhibit D.

      The Directors' RRP authorizes the granting of Plan Share Awards for a total of 38,088 shares of Common Stock to certain members of the Board of Directors of the Company and the Bank, subject to adjustment in the event of certain capital changes. Directors who are not also serving as employees of the Company or any of its affiliates and who are serving in such capacity on the effective date of the Directors' RRP are eligible to participate in the Directors' RRP. Each member of the Board of Directors who is not an officer of the Bank or the Company will automatically receive a Plan Share Award of 6,348 shares of Common Stock.

      Subject to OTS regulations, authorized but unissued shares or treasury shares may be used for grants under the Directors' RRP, resulting in an increase in the number of shares outstanding which will have a dilutive effect on the holdings of existing stockholders.

      To the extent shares are available for grants under the Directors RRP, each Outside Director of the Company who is elected as a director subsequent to the effective date of the Directors RRP ("Subsequent Outside Director") will be granted an award equal to 3,174 shares of Common Stock.

      If sufficient shares are not available to fulfill the grant of awards to a Subsequent Outside Director, and thereafter shares become available through forfeiture, such Subsequent Outside Director shall receive an amount of shares of Common Stock determined by dividing equally among all Subsequent Outside Directors, the number of shares available in the Plan.

      Plan Share Awards are nontransferable and nonassignable. Recipients of the Plan Share Awards will earn (i.e., become vested in) the shares of Common Stock covered by the Plan Share Awards over a period of time. It is currently intended that the Plan Share Awards to be granted upon stockholder approval to the recipients will vest in five (5) equal annual installments commencing one year from the date of grant. During the vesting period, Outside Directors will be entitled to vote the shares subject to Plan Share Awards under the Directors' RRP, whether or not vested, and receive any dividends paid on such shares. Plan Share Awards will immediately be deemed earned upon termination of service on the Board of Directors due to disability or death.

      The RRP complies with the regulations of the OTS. The OTS has not endorsed or approved the RRP. Pursuant to OTS regulations, the RRP may not be implemented on or prior to March 29, 1997 unless the affirmative vote of the holders of a majority of the total votes eligible to be cast at the Special Meeting is received. If such stockholder approval is not obtained, but the Directors' RRP receives the affirmative vote of a majority of the shares voted at the Special Meeting, the Directors' RRP will not be implemented at this time, but will be implemented as of April 1, 1997 without further stockholder approval.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE 1ST BERGEN BANCORP DIRECTORS' RRP.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 1ST BERGEN BANCORP DIRECTORS' RRP.


                             INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended September 30, 1995 were KPMG Peat Marwick LLP and the Company's Board of Directors has appointed KPMG Peat Marwick LLP to continue as independent auditors for the Bank and the Company for the year ending September 30, 1996.

      Representatives of KPMG Peat Marwick LLP will be present at the Special Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Special Meeting.


                        COMPLIANCE WITH SECTION 16(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all
Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended September 30, 1995, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.

                            ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

      To be considered for inclusion in the company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than December 31, 1996.

                                                                       EXHIBIT A

                              1ST BERGEN BANCORP
                       1996 INCENTIVE STOCK OPTION PLAN

1.    PURPOSE

      The purpose of the 1st Bergen Bancorp (the "Company") 1996 Incentive Stock Option Plan (the "Plan") is to advance the interests of the Company and its shareholders by providing those key employees of the Company and its Affiliates, including South Bergen Savings Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with an additional incentive to perform in a superior manner. A purpose of the Plan is also to attract people of experience and ability to the service of the Company and its Affiliates.

2.    DEFINITIONS

      (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member, and (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with
Section 414(c) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in
Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and
(e)(3)(C).

      (b) "Award" means a grant of Non-statutory Stock Options or Incentive Stock Options under the provisions of this Plan.

      (c) "Board of Directors" or "Board" means the Board of Directors of the Company.

      (d) "Committee" means a committee consisting of those members of the Compensation/Benefits Committee of the Company who are non-employee members of the Board of Directors, all of whom are "disinterested persons" as such term is defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, as promulgated by the Securities and Exchange Commission.

      (e) "Common Stock" means the Common Stock of the Company, no par value per share.

      (f) "Date of Grant" means the date an Award granted by the Committee is effective pursuant to the terms hereof.

      (g) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

      (h) "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Committee in good faith and in a manner established by the Committee from time to time; provided, however, that if the shares of Common Stock are last sale reported over the counter securities, then the "fair market value" of such shares on any date shall be the average closing price for such securities for the five (5) trading days immediately preceding the date in question, as reported on the Nasdaq National Market System.

      (i) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 8 and is intended to qualify as an Incentive Stock Option Plan under Section 422 of the Code.

      (j) "Non-statutory Stock Option" means an Option granted by the Committee to a Participant pursuant to Section 7, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee under
Section 8.1(6) as a Non-statutory Stock Option.

      (k) "Option" means Award granted under Section 7 or 8.

      (l) "Participant" means an employee of the Company or its affiliates chosen by the Committee to participate in the Plan.

      (m) "Plan Year(s)" means a calendar year or years commencing on or after January 1, 1996.

      (n) "Retirement" means retirement at the normal or early retirement date as set forth in any tax-qualified or non-tax qualified retirement plan of the Company or as determined under any retirement policy of the Company.

      (o) "Section 16" means Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      (p) "Termination for Cause" means termination because of Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order.

3.    ADMINISTRATION

      The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to select participants, to determine the amount of Awards, to establish the terms and conditions of such Awards, to establish such rules and regulations as it deems necessary for the proper administration of the Plan, subject to Subsection 8, to impose a vesting schedule and to make whatever determinations and interpretations in connection with the Plan it sees as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the plan and on their legal representatives and beneficiaries.

4.    TYPES OF AWARDS

      Awards under the Plan may be granted in any one or a combination of Non-statutory Stock Options and/or Incentive Stock Options.

5.    STOCK SUBJECT TO THE PLAN

      Subject to adjustment as provided in Section 14, the maximum number of shares reserved hereby for purchase pursuant to the exercise of options granted under the Plan shall not exceed 222,180 shares of Common Stock of the Company. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that options granted under the Plan terminate, expire or are canceled without having been exercised, new awards may be made with respect to these shares.

6.    ELIGIBILITY

      Officers and other employees of the Company or its affiliates shall be eligible to receive Awards and Directors who are not employees or officers of the Company or its affiliates shall not be eligible to receive Awards under the Plan.

7.    NON-STATUTORY STOCK OPTIONS

      7.1   Grant of Non-statutory Stock Options.

      The Committee may, from time to time, grant Non-statutory Stock Options to eligible employees and upon such terms and conditions as the Committee may determine, and may grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

      (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-statutory Stock Option shall be determined by the Committee on the date the option is granted. Such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of the Company's Common Stock on the Date of Grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the date of surrender.

      (b) Terms of Options. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than ten (10) years from the Date of Grant.

      (c) Termination of Employment. Except as provided in Section 7.1(d) hereof, unless otherwise determined by the Committee, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares which were immediately exercisable by the participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Committee following the date of the Participant's death or termination of employment due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-statutory Stock Option term.

      (d) Exception for Retirement. Notwithstanding the general rule contained in Section 7.1(c) above, all options which have become fully vested under the terms of Section 9 hereof held by a Recipient whose employment with the Company or an Affiliate terminates due to Retirement may be exercised for the lesser of
(i) the remaining term of the option, or (ii) twelve (12) months. Any Incentive Stock Option exercised more than three (3) months after a Participant's retirement will be treated as a Non-statutory Stock Option.

8.    INCENTIVE STOCK OPTIONS

      8.1   Grant of Incentive Stock Options.

      The Committee may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

      (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Company's Common Stock on the Date of Grant. However, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Stock of the Company, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Company's Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the date of surrender.

      (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Committee. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 8.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate options granted as Incentive Stock Options as Non-statutory options.

      (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than ten (10) years from the Date of Grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than ten percent (10%) of the total combined voting power of the Company (or, under Section 422(d) of the Code, is deemed to own Common Stock representing more than ten percent (10%) of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Participant to whom it is granted.

      (d) Termination of Employment. Except as provided in Section 8.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options shall be exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

      Unless otherwise determined by the Committee, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the participant's legal representatives or beneficiaries of the Participant for one year following the date of the participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

      (e) Exception for Retirement. Notwithstanding the general rule contained in Section 8.1(d) above, all options which have become fully vested under the terms of Section 9 hereof held by a Participant whose employment with the Company or an Affiliate terminates due to Retirement may be exercised for the lesser of (i) the remaining term of the option or (ii) twelve (12) months. Any Incentive Stock Option exercised more than three (3) months after a Participant's Retirement will be treated as a Non-statutory Stock Option.

      (f) Compliance with Code. The options granted under this Section 8 of the Plan are intended to qualify as incentive stock options within the meaning of
Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code.

9.    VESTING REQUIREMENTS

      Notwithstanding anything contained in Section 3 hereof, in compliance with the regulations of the Office of Thrift Supervision ("OTS"), all options granted hereunder, whether under Section 7 or Section 8, shall be subject to the following minimum vesting schedule:

      All options shall be subject to a five-year vesting schedule, vesting twenty percent (20%) a year, with vesting commencing on the first anniversary of the date of grant. By the fifth anniversary of the date of grant, all options shall have vested; provided, however, that in the event of a participant's disability or death, all options then held by such participant or his estate shall become immediately exercisable for the terms set forth in Sections 7 and 8 hereof.

      The Committee shall have the authority in its discretion, to impose greater vesting requirements than those set forth above.

10.   SURRENDER OPTION

      In the event of a Participant's termination of employment as a result of death, disability or Retirement, the Participant (or the Participant's personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment and the exercise price per share of the option on the Date of Grant. Although it is anticipated that the Committee will not unreasonably object to such an application, whether the Committee accepts such application or determines to make payment, in whole or part is within its absolute and sole discretion, it being expressly understood that the Committee is under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and the Company determines to make payment, such payment shall be in lieu of the exercise of the underlying option and such option shall be canceled.

11.   RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY

      No Participant shall have any rights as a shareholder with respect to any shares covered by a Non-statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

      No Award under the Plan shall be transferable by the Participant other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the Participant or by a guardian or legal representative.

12.   AGREEMENT WITH GRANTEES

      Each Award of Options will be evidenced by a written agreement, executed by the Participant and the Company which describes the conditions for receiving the Awards including the date of Award, the exercise price, applicable vesting and exercise periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

13.   DILUTION AND OTHER ADJUSTMENTS

      a) In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; and/or

      (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any limited rights attached to such options.

      No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

      b) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Committee and the Board of Directors will take one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, or (ii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options.

14.   TAX WITHHOLDING

      The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of options under the Plan no later than the date of the event creating the tax liability. In the Committee's sole discretion, a Participant (other than a Participant subject to Section 16, who shall be subject to the following sentence) may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the option creating the tax obligation. With respect to Participants subject to Section 16, upon the issuance of shares of Common Stock in respect of an option, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Participant's federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

15.   AMENDMENT OF THE PLAN

      The Committee may at any time, and from time to time, modify or amend the Plan in any respect; provided that shareholder approval shall be required for any such modification or amendment which:

      (a) materially increases the maximum number of shares for which options may be granted under the Plan (subject, however, to the provisions of Section 13 hereof);

      (b) reduces the exercise price at which Awards may be granted (subject, however, to the provisions of Section 13 hereof);

      (c) extends the period during which options may be granted or exercised beyond the times originally prescribed; or

      (d)   changes the persons eligible to participate in the Plan.

      Failure to ratify or approve amendments or modifications to subsections
(a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

      No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

16.   APPROVAL AND EFFECTIVE DATE OF PLAN

      Pursuant to OTS regulations, if the Plan is to be implemented on or before March 29, 1997, the Plan must be approved by a majority of the shares eligible to be voted at a meeting of the Company's stockholders and then submitted to the OTS for its review and approval. This Plan will be effective as of the first day after its approval by the Company's stockholders and the OTS, assuming it is so approved. If the Plan receives the approval of less than a majority of the shares eligible to be voted at such meeting, but receives the approval of a majority of the shares actually voted at the meeting, the Plan will be effective as of April 1, 1997.

17.   TERMINATION OF THE PLAN

      The right to grant Awards under the Plan will terminate ten (10) years after the Effective Date of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

18.  APPLICABLE LAW

      In the absence of controlling Federal law, the Plan will be administered in accordance with the laws of the State of New Jersey.

19.   COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

      Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

      Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 of the Exchange

Act, any Common Stock acquired by a Participant subject to Section 16 upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option.

                                                                       EXHIBIT B

                              1ST BERGEN BANCORP
                 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

I.    PURPOSES

      The purposes of the 1st Bergen Bancorp (the "Company") 1996 Stock Option Plan for Outside Directors of the Company and its affiliates, including the outside directors of South Bergen Savings Bank (the "Bank") (the "Directors' Option Plan" or the "Plan") are to promote the growth and profitability of the Company and the Bank by providing outside directors of the Company and its affiliates with an incentive to achieve long-term objectives of the Company and to attract and retain outside directors of outstanding competence by providing such outside directors with an opportunity to acquire an equity interest in the Company.

II.   GRANT OF OPTIONS

      (a) Initial Grant. Each Outside Director (for purposes of this Directors' Option Plan, the term "Outside Director" shall mean a member of the Board of Directors of the Company (the "Board") or any of its affiliates who is not also serving as a full-time employee of the Company or any of its affiliates), who was serving in such capacity on the date of the Company's initial public offering and is still serving at the effective date of this Directors' Option Plan, is hereby granted non-statutory stock options to purchase 15,870 shares of common stock, no par value, of the Company ("Common Stock").

      The purchase price per share of the Common Stock deliverable upon the exercise of each non-statutory stock option shall be the Fair Market Value, as defined in Section II(d), of the Common Stock on the date of grant. The effective date of these initial grants shall be the effective date of the Directors' Option Plan as defined in Section V hereof ("Effective Date").

      (b) Grants to Subsequent Outside Directors. To the extent options are available for grant under the Directors' Option Plan, each outside director who is first appointed as a director of the Company subsequent to the Effective Date (a "Subsequent Outside Director") is hereby granted, as of the date on which such Subsequent Outside Director is qualified and first begins to serve, non-statutory stock options to purchase 7,935 shares of Common Stock, subject to adjustment pursuant to Section IV, or to purchase such lesser number of shares of Common Stock as remain in this Directors' Option Plan.

      The purchase price per share of the Common Stock deliverable upon exercise of such option shall equal the Fair Market value of the Common Stock on the date of the grant of this option as determined under paragraph (d) of this Section II.

      If options for sufficient shares are not available under the Directors' Option Plan to fulfill the grant under Section II(b) hereof to any Subsequent Outside Director first elected subsequent to the Effective Date, and thereafter options become available under the Directors' Option Plan, such Subsequent Outside Director shall then receive options to purchase an amount of shares of Common Stock determined by dividing equally among each Subsequent Outside Director, options for the number of shares then available under the Outside Directors' Plan, not to exceed options for shares with the values set forth in the preceding two paragraphs with respect to Subsequent Outside Directors, subject to adjustment under Section IV as appropriate. The date of grant shall be the date options for such shares become available. The purchase price per share of the Common Stock deliverable upon exercise of such options shall equal the Fair Market Value of the Common Stock on the date the option is granted as determined under the paragraph (d) of this Section II.

      (c) Ineligibility. An option under the Directors' Option Plan shall not be granted to any Outside Director who at any previous time was an employee of either the Company or the Bank and in such capacity was eligible to receive any options to purchase Common Stock.

      (d) Fair Market Value. "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Compensation/Benefits Committee of the Company (the "Committee") in good faith and in a manner established by the Committee from time to time; provided, however, if the shares of Common Stock are last sale reported over the counter securities, then the "fair market value" of such shares on any date shall be the average closing price for such securities for the five (5) trading days immediately preceding the date in question, as reported on the Nasdaq National Market System.

III.  TERMS AND CONDITIONS

      (a) Option Agreement. Each option shall be evidenced by a written option agreement between the Company and the recipient specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions which are not inconsistent with the terms of this grant.

      (b) Vesting. Each option granted pursuant to Section II(a) or (b) hereof shall become exercisable in five annual installments of twenty percent (20%). The first installment of options granted pursuant to Section II(a) or (b) shall vest one year from the date of grant.

      (c) Manner of Exercise. The option, when vested, may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the Chief Financial Officer of the Company signed by the recipient. Such notice is irrevocable and must be accompanied by full payment of the exercise price (as determined under Section II(a) or (b) hereof) in cash or shares of previously acquired Common Stock at the Fair Market Value of such shares determined on the exercise date.

      (d) Transferability. Each option granted hereby may be exercised only by the recipient to whom it is issued, or in the event of the Outside Director's death, his or her personal representative(s) or designee(s), heir(s) or devisee(s) pursuant to the terms of Section III(e) hereof or as otherwise provided by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      (e) Termination of Service. Upon the termination of a recipient's service for any reason other than Disability or death, the recipient's stock options shall be exercisable only as to those shares which were immediately exercisable by the recipient at the date of termination of service. Unless such termination of service was for Cause, such options shall remain exercisable for the lesser of (i) the remaining term of the option or (ii) twelve (12) months. If a recipient is removed for Cause, all options granted to such recipient hereunder shall immediately terminate.

      In the event of death or termination of service due to Disability of any recipient, all stock options held by such recipient, whether or not exercisable at such time, shall become immediately exercisable by the recipient or the recipient's legal representatives or beneficiaries and shall remain exercisable by the recipient or his/her estate for the lesser of (i) the remaining term of the option or (ii) twelve (12) months.

      For purposes of this Plan, "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an outside director to participate in the work of the Board and any committees thereof to which he/she may be assigned, including attending meetings of the Board and such committees. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Board that it is either not possible to determine when such disability will terminate or that it appears probable that such disability will be permanent during the remainder of said recipient's lifetime. "Cause" means the removal of an Outside Director or Subsequent Outside Director because of a material loss to the Company or one of its affiliates caused by the Outside Director or Subsequent Outside Director's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order.

      (f) Termination of Option. Options shall expire one hundred and twenty
(120) months following the date of grant.

IV.   COMMON STOCK SUBJECT TO THE DIRECTORS' OPTION PLAN

      (a) Subject to adjustment as provided in paragraph (b) hereof, the maximum number of shares reserved hereby for purchase pursuant to the exercise of options granted under the Plan shall not exceed 95,220 shares of Common Stock of the Company. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that options granted under the Plan terminate, expire or are canceled without having been exercised, new awards may be made with respect to these shares.

      (b) In the event of any change or changes in the outstanding Common Stock of the Company effected without receipt of consideration by the Company or payment of consideration by the Company, such as by any stock dividend or split, recapitalization, reorganization, combination or any similar corporate change, or other increase or decrease in such shares, the number of shares of Common Stock which may be issued under this Directors' Option Plan, the number of shares of Common Stock subject to options granted under this Directors' Option Plan and the option price of such options, shall be automatically adjusted to prevent dilution or enlargement of the rights granted to recipient under this Directors' Option Plan.

      (c) In the event of a consolidation, merger, reorganization or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively an "Extraordinary Event"), the following rules shall apply: (i) holders of Options shall continue to have the right to exercise their unexercised but currently exercisable Options on or before the day before the date of consummation of the Extraordinary Event, (ii) if any Option holders shall not have exercised their Options on or before the date of such consummation and if, under the terms of the Extraordinary Event, holders of the Common Stock of the Company will receive upon consummation thereof payment in cash, securities or other property (the "Event Payment") for each share surrendered in the Extraordinary Event (the "Event Price"), then an Event Payment equal to the difference between (A) the Event Price times the number of shares of Common Stock subject to each Outside Director's outstanding Options (to the extent then exercisable at prices not in excess of the Event Price) and (B) the aggregate exercise price of all such outstanding Options shall be made to each Outside Director in exchange for the termination of such Options, (iii) notwithstanding the foregoing provisions of clause (ii), if the Extraordinary Event involves an exchange by the acquiring party solely of its voting securities in a reorganization pursuant to which holders of the Common Stock will not recognize gain or loss on the exchange of such securities until such holders dispose of the new voting securities acquired in such exchange, then the acquiring party shall have the right to provide that such Options shall be assumed, or equivalent options shall be substituted by the acquiring or succeeding corporation (or an affiliate thereof); provided that the Outside Director shall not, as a result of such provision, be required to recognize gain or loss on the exchange of Options, (iv) in no event shall the operation of the foregoing provisions be permitted to cause the Outside Director or the Plan to fail to comply with Rule 16b-3 of the Exchange Act, and (v) in the unlikely event any Options shall remain outstanding after giving effect to the foregoing provisions such Options shall terminate on the date the Extraordinary Event is consummated.

V.    APPROVAL AND EFFECTIVE DATE OF THE PLAN

      Pursuant to regulations of the Office of Thrift Supervision ("OTS"), if the Plan is to be implemented on or before March 29, 1997, the Plan must be approved by a majority of the shares eligible to be voted at a meeting of the Company's stockholders at which the Plan is submitted for stockholder approval and by the OTS. The Plan will become effective upon the first day it is so approved by the stockholders and the OTS. If the Plan receives the approval of less than a majority of the shares eligible to be voted at such meeting, but receives the approval of a majority of the shares actually voted at the meeting, the Plan will be effective as of April 1, 1997.

VI.   TERMINATION OF THE PLAN

      The right to grant options under the Directors' Option Plan will terminate automatically ten (10) years after the Effective Date of the Plan. A majority of the outstanding shares of the Common Stock entitled to vote is required to terminate the Directors' Option Plan for any other reason; provided, however, no such termination shall, without the consent of the affected recipient, affect such recipient's rights under a previously granted option.

VII.  TAXES

      There may be deducted from each distribution of Common Stock under the Plan sufficient amounts to cover for any applicable tax obligations incurred as a result of the exercise of options under the Plan.

VIII.  AMENDMENT OF THE PLAN

      The Directors' Option Plan may be amended form time to time by the Board of Directors of the Company provided that Sections II and III hereof shall not be amended more than once every six months other than to comport with the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Except as provided in
Section IV hereof, rights and obligations under any option granted before an amendment shall not be altered or impaired by such amendment without the written consent of the optionee. If any amendment would require shareholder approval under Rule 16b-3 of the Exchange Act, such amendment shall be presented to shareholders for ratification, provided, however, that the failure to obtain shareholder ratification shall not affect the validity of this Plan as so amended and the options granted thereunder.

IX.   APPLICABLE LAW

      In the absence of controlling Federal law, the Plan will be administered in accordance with the laws of the State of New Jersey.

X.    COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

      Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan fails to so comply, such provision shall be deemed null and void, to the extent permitted by law. Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, any Common Stock acquired by an Outside Director upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option. The Committee shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 under the Exchange Act.

                                                                       EXHIBIT C

                              1ST BERGEN BANCORP
                      1996 RECOGNITION AND RETENTION PLAN
                     FOR EXECUTIVE OFFICERS AND EMPLOYEES

1.    PURPOSE

      The purpose of the 1st Bergen Bancorp (the "Company") 1996 Recognition and Retention Plan for Executive Officers and Employees (the "Plan") is to advance the interests of the Company and its shareholders by providing those key employees of the Company and its Affiliates, including South Bergen Savings Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with additional incentive to perform in a superior manner. A purpose of the Plan is also to attract people of experience and ability to the service of the Company and its Affiliates.

2.    DEFINITIONS

      (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member, and (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with
Section 414(c) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in
Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and
(e)(3)(C).

      (b) "Award" means a grant of Restricted Stock under the provisions of this Plan.

      (c) "Board of Directors" or "Board" means the Board of Directors of the Company.

      (d) "Committee" means a committee consisting of those members of the Compensation/Benefits Committee of the Company who are non-employee members of the Board of Directors, all of whom are "disinterested persons" as such term is defined" under Rule 16b-3 of the Exchange Act, as promulgated by the Securities and Exchange Commission.

      (e) "Common Stock" means the common stock of the Company, no par value per share.

      (f) "Date of Grant" means the date an Award granted by the Committee is effective pursuant to the terms hereof.

      (g) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

      (h) "Participant" means an employee of the Company or its affiliates chosen by the Committee to participate in the Plan.

      (i) "Restricted Stock" means shares of the Common Stock granted hereunder and subject to the restrictions of Sections 6.2 and 6.3 hereof.

      (j) "Restriction Period" shall mean the period of time during which the Restricted Stock is subject to the restrictions of the Plan, to be set at the Committee's discretion subject to Section 6.3 hereof.

      (k) "Retirement" means retirement at the normal or early retirement date as set forth in any tax-qualified or non-tax qualified retirement plan of the Company or as determined under any retirement policy of the Company.

      (l) "Section 16" means Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

3.    ADMINISTRATION

      The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to select participants, to determine the amount of Awards, to establish the terms and conditions of such Awards, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the plan and on their legal representatives and beneficiaries.

4.    STOCK SUBJECT TO THE PLAN

      The maximum number of shares reserved for issuance pursuant to Awards hereunder is 88,872 shares of Common Stock of the Company, subject to adjustment pursuant to Section 6.5 hereof. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that Awards granted under the Plan are canceled prior to the end of their applicable Restriction Period, new Awards may be made with respect to these shares.

5.    ELIGIBILITY

      Officers and other employees of the Company or its Affiliates shall be eligible to receive Awards and directors who are not employees or officers of the Company or its affiliates shall not be eligible to receive Awards under the Plan.

6.    GRANTS OF RESTRICTED STOCK

      6.1   Awards

            Each Participant shall execute and deliver to the Committee an agreement as required under Section 8 with respect to the Restricted Stock covered by such agreements. The Committee shall then cause shares to be issued in book entry form only, in the name of the Participant.

      6.2   Restrictions

            (a) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restriction Period: (i) a Participant shall not be issued certificates representing the stock subject to the Award, but such shares shall be issued in book entry form only; (ii) the shares of Common Stock shall be subject to the restrictions on transferability set forth in Section 7; (iii) the shares of Common Stock shall be forfeited and all rights of the Participant to such shares and as a shareholder shall terminate without further obligation on the part of the Company when a Participant leaves the employ of the Company, except in the case of Disability or death; and (iv) any other restrictions which the Committee may determine in advance are necessary or appropriate, including termination of Restricted Stock Awards to grantees other than Employees.

            (b) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

      6.3   Restriction Period

      Notwithstanding anything contained in Section 3 hereof, in compliance with the regulations of the Office of Thrift Supervision ("OTS"), all Awards granted hereunder, shall be subject to the following minimum Restriction Period:

      All Awards shall be subject to a five-year Restriction Period, with restrictions lapsing on 20 percent of the Restricted Stock per year, commencing on the first anniversary of the date of the Award. Common Stock on which restrictions have lapsed shall not be subject to the provisions of Section 6.2 hereof. By the fifth anniversary of the date of grant, all restrictions shall have lapsed, provided, however, that in the event of a Participant's Disability or death, the remaining Restriction Period for any Award shall lapse and the shares of Common Stock held by such Participant shall become unrestricted.

      The Committee shall have the authority in its discretion, to impose a greater Restriction Period for any Award than those set forth above.

      6.4   Delivery of Shares of Common Stock

            At the expiration of the Restriction Period, a stock certificate evidencing the Restricted Stock with respect to which the Restriction Period has expired (to the nearest full share) shall be delivered without charge to the Participant or his personal representative free of all restrictions under the Plan.

      6.5   Dilution and Adjustments

            (a) In the event of any change or changes in the outstanding Common Stock of the Company is effected without receipt of consideration by the Company or payment of consideration by the Company, such as by any stock dividend or split, recapitalization, reorganization, combination or any similar corporate change, or other increase or decrease in such shares, the number of shares of Common Stock which may be issued under this Plan shall be automatically adjusted.

            (b) In the event of a consolidation, merger, reorganization or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property or any other corporation or business entity (the "Surviving Corporation"), the Committee and the Board of Directors will provide that this Plan be assumed by the Surviving Corporation in such transaction, and that shares of the common stock of such Surviving Corporation shall be issued in exchange for shares of Common Stock subject to Awards hereunder and still subject to the restrictions of Section 6.2. Such replacement shares will remain subject to the restrictions of Section 6.2 for their remaining Restriction Period. The number of replacement shares issued in exchange for the Common Stock will be determined based upon the per share price paid all shareholders of the Company by the Surviving Corporation.

7.    NO RIGHT TO CONTINUED EMPLOYMENT; NONTRANSFERABILITY

      Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Company, the Bank or its Affiliates or to continue to perform services for the Company, the Bank or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

      No Restricted Stock subject to an Award under the Plan shall be transferable by the participant other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the Participant or by a guardian or legal representative.

8.    AGREEMENT WITH PARTICIPANTS

      Each Award will be evidenced by a written agreement, executed by the Participant and the Company which describes the conditions for receiving the Awards including the date of Award, the applicable Restriction Period, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

9.    TAX WITHHOLDING

      Whenever shares of Common Stock are to be issued or delivered pursuant to the Plan, the Company shall have the right, in its sole discretion, to either
(i) require the Participant to remit to the Company or (ii) withhold from any salary, wages or other compensation payable by the Company to the Participant, an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements and authorized deductions.

10.   AMENDMENT OF THE PLAN

      The Committee may at any time, and from time to time, modify or amend the Plan in any respect; provided that shareholder approval shall be required for any such modification or amendment which:

      (a) materially increases the maximum number of shares for which Awards may be granted under the Plan; or

      (b) changes the persons eligible to participate in the Plan.

      Failure to ratify or approve amendments or modifications to subsections
(a) and (b) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

      No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

11.   APPROVAL AND EFFECTIVE DATE OF PLAN

      Pursuant to OTS regulations, if the Plan is to be implemented on or before March 29, 1997, the Plan must be approved by a majority of the shares eligible to be voted at a meeting of the Company's stockholders and then submitted to the OTS for its review and approval. Assuming it is so approved, this Plan will be effective as of the first day after its approval by the Company's stockholders and the OTS. If the Plan receives the approval of less than a majority of the shares eligible to be voted at such meeting, but receives the approval of a majority of the shares actually voted at such meeting, the Plan will be effective as of April 1, 1997.

12.   TERMINATION OF THE PLAN

      The right to grant Awards under the Plan will terminate ten (10) years after the Effective Date of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

13.  APPLICABLE LAW

      In the absence of controlling Federal law, the Plan will be administered in accordance with the laws of the State of New Jersey.

14.   COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

      Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                                                                       EXHIBIT D

                              1ST BERGEN BANCORP
                      1996 RECOGNITION AND RETENTION PLAN
                             FOR OUTSIDE DIRECTORS

1.    PURPOSE

      The purpose of the 1st Bergen Bancorp (the "Company") 1996 Recognition and Retention Plan for Outside Directors (the "Plan") is to promote the growth and profitability of the Company and its subsidiary, South Bergen Savings Bank (the "Bank") by providing outside directors of the Company and its Affiliates with an incentive to achieve long-term objectives of the Company and to attract and retain non-employee directors of outstanding competence by providing such outside directors with an opportunity to acquire an equity interest in the Company.

2.    DEFINITIONS

      (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member, and (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with
Section 414(c) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in
Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and
(e)(3)(C).

      (b) "Award" means a grant of Restricted Stock under the provisions of this Plan.

      (c) "Board of Directors" or "Board" means the Board of Directors of the Company.

      (d) "Committee" means a committee consisting of the Compensation/Benefits Committee of the Company.

      (e) "Common Stock" means the common stock of the Company, no par value per share.

      (f) "Date of Grant" means the date an Award granted by the Committee is effective pursuant to the terms hereof.

      (g) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an outside director to participate in the work of the Board and any Committees thereof to which he may be assigned, including attending meetings of the Board and such Committees. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Board that it is either not possible to determine when such disability will terminate or that it appears probable that such disability will be permanent during the remainder of said recipient's lifetime.

      (h) "Participant" means an Outside Director (as defined in Section 5.1
(a)) or a Subsequent Outside Director (as defined in Section 5.1(b) hereof) who participates in the Plan.

      (i) "Restricted Stock" means shares of the Common Stock granted hereunder and subject to the restrictions of Sections 5.2 and 5.3 hereof.

      (j) "Restriction Period" shall mean the period of time during which the Restricted Stock is subject to the restrictions of the Plan set forth in Section
5.3 hereof.

      (k) "Section 16" means Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

3.    ADMINISTRATION

      The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the plan and on their legal representatives and beneficiaries.

4.    STOCK SUBJECT TO THE PLAN

      The maximum number of shares reserved for issuance pursuant to Awards hereunder is 38,088 shares of Common Stock of the Company, subject to adjustment pursuant to Section 5.4. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that Awards granted under the Plan are canceled prior to the end of their applicable Restriction Period, new Awards may be made with respect to these shares.

5.    GRANTS OF RESTRICTED STOCK

      5.1   Awards

      (a) Initial Awards. Each outside director (for purposes of this Plan, the term "Outside Director" shall mean a member of the Board of Directors or any of its Affiliates who is not also serving as a full-time employee of the Company or any of its Affiliates), who is serving in such capacity on the effective date of this Plan, is hereby granted an Award of 6,348 shares of Restricted Stock.

      The effective date of these initial Awards shall be the effective date of the Plan as defined in Section 10 hereof ("Effective Date").

      (b) Awards to Subsequent Outside Directors. To the extent shares of Restricted Stock are available for Awards under the Plan, each Outside Director who is first appointed as a director of the Company subsequent to the Effective Date (a "Subsequent Outside Director") is hereby granted, as of the date on which such Subsequent Outside Director is qualified and first begins to serve as an Outside Director, an Award of 3,174 shares of Restricted Stock or such lesser number of shares of Common Stock as remain in this Plan.

      If sufficient shares are not available under the Plan to fulfill Awards under Section 6.1(b) hereof to any Subsequent Outside Director and thereafter shares become available, such Subsequent Outside Director shall then receive Awards of Restricted Stock determined by dividing equally among each Subsequent Outside Director, Awards for the number of shares then available under the Plan. The date of grant shall be the date Awards for such shares become available.

      (c) Ineligibility. An Award under the Plan shall not be granted to any Outside Director who at any previous time was an employee of either the Company or the Bank and in such capacity was eligible to receive any options to purchase Common Stock.

      5.2   Restrictions

            (a) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restriction Period: (i) a Participant shall not be issued certificates representing the shares of stock subject to an Award, but such shares shall be issued in book entry form only;
(ii) the shares of Common Stock shall be subject to the restrictions on transferability set forth in Section 7; and (iii) the shares of Common Stock shall be forfeited and all rights of the Participant to such shares and as a shareholder shall terminate without further obligation on the part of the Company when a Participant leaves service with the Board of Directors of the Company or its Affiliates, except in the case of Disability or death.

            (b) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

      5.3   Restriction Period

      In compliance with the regulations of the Office of Thrift Supervision, all Awards granted hereunder, shall be subject to the following Restriction
Period:

      All Awards shall be subject to a five-year Restriction Period, with restrictions lapsing on 20 percent of the Restricted Stock per year, commencing on the first anniversary of the date of the Award. Common Stock on which restrictions have lapsed shall not be subject to the provisions of Section 5.2 hereof. By the fifth anniversary of the date of grant, all restrictions shall have lapsed, provided, however, that in the event of a Participant's Disability or death, the remaining Restriction Period for any Award shall lapse and the shares of Common Stock held by such Participant shall become unrestricted.

      5.4   Dilution and Adjustments

            (a) In the event of any change or changes in the outstanding Common Stock of the Company is effected without receipt of consideration by the Company or payment of consideration by the Company, such as by any stock dividend or split, recapitalization, reorganization, combination or any similar corporate change, or other increase or decrease in such shares, the number of shares of Common Stock which may be issued under this Plan shall be automatically adjusted.

            (b) In the event of a consolidation, merger, reorganization or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property or any other corporation or business entity (the "Surviving Corporation"), the Committee and the Board of Directors will provide that this Plan be assumed by the Surviving Corporation in such transaction, and that shares of the common stock of such Surviving Corporation shall be issued in exchange for shares of Common Stock subject to Awards hereunder and still subject to the restrictions of Section 5.2. Such replacement shares will remain subject to the restrictions of Section 5.2 for their remaining Restriction Period. The number of replacement shares issued in exchange for the Common Stock will be determined based upon the per share price paid all shareholders of the Company by the Surviving Corporation.

      5.5   Delivery of Shares of Common Stock

            At the expiration of the Restriction Period, a stock certificate evidencing the Restricted Stock with respect to which the Restriction Period has expired (to the nearest full share) shall be delivered without charge to the Participant or his personal representative free of all restrictions under the Plan.

6.    CONTINUED SERVICE

      Nothing in this Plan or in any Award granted confers on any person any right to continue as a Director the Company or its Affiliates or to continue to perform services for the Company or its Affiliates.

7.    AGREEMENT WITH PARTICIPANTS

      Each Award will be evidenced by a written agreement, executed by the Participant and the Company which describes the conditions for receiving the Awards including the date of Award, the applicable Restriction Period, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

8.    TAX WITHHOLDING

      Whenever shares of Common Stock are to be issued or delivered pursuant to the Plan, the Company shall have the right, in its sole discretion, to either
(i) require the Participant to remit to the Company or (ii) withhold from any salary, wages or other compensation payable by the Company to the Participant, an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements and authorized deductions.

9.    AMENDMENT OF THE PLAN

      This Plan may be amended form time to time by the Board of Directors of the Company provided that Section 5 hereof shall not be amended more than once every six months other than to comport with the Internal Revenue Code of 1986, as amended. If any amendment would require shareholder approval under Rule 16b-3 of the Exchange Act, such amendment shall be presented to shareholders for ratification, provided, however, that the failure to obtain shareholder ratification shall not affect the validity of this Plan as so amended and the options granted thereunder.

10.   APPROVAL AND EFFECTIVE DATE OF PLAN

      Pursuant to OTS regulations, if the Plan is to be implemented on or prior to March 29, 1997, the Plan must be approved by a majority of the shares eligible to be voted at a meeting of the Company's stockholders and then submitted to the OTS for its review and approval. If the Plan is so approved, the Plan will become effective 45 days after its approval by the Company stockholders and the OTS. If the Plan receives the approval of less than a majority of the shares eligible to be voted at such meeting but receives the approval of a majority of shares actually voted at such meeting, the Plan will be effective as of April 1, 1997.

11.   TERMINATION OF THE PLAN

      The right to grant Awards under the Plan will terminate ten (10) years after the Effective Date of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

13.  APPLICABLE LAW

      In the absence of controlling Federal law, the Plan will be administered in accordance with the laws of the State of New Jersey.

14.   COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

      Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

REVOCABLE PROXY

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                             OF 1ST BERGEN BANCORP

     The undersigned hereby appoints the Board of Directors of 1st Bergen Bancorp (the "Company") to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Shareholders, to be held on November 26, 1996, at 10:00 a.m. at the Fiesta, Route 17 (South) Wood-Ridge, NJ and at any and all adjournments thereof, as follows:

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS PRESENTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

                    (CONTINUED, AND TO BE MARKED, DATED AND
                           SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS PRESENTED

                                                      Please mark
                                                      your votes as
                                                      indicated in     [X]
                                                      this example.

1. The approval of the 1st Bergen Bancorp 1996 Incentive Stock Option Plan.

                     FOR         AGAINST           ABSTAIN
                     [ ]           [ ]               [ ]


2. The approval of the 1st Bergen Bancorp 1996 Stock Option Plan for Outside Directors

                     FOR         AGAINST           ABSTAIN
                     [ ]           [ ]               [ ]


3. The approval of the 1st Bergen Bancorp Recognition and Retention Plan for Executive Officers and Employees.

                     FOR         AGAINST           ABSTAIN
                     [ ]           [ ]               [ ]


4. The approval of the 1st Bergen Bancorp Recognition and Retention Plan for Outside Directors.

                     FOR         AGAINST           ABSTAIN
                     [ ]           [ ]               [ ]


I PLAN TO ATTEND THE MEETING      Yes     No
                                  [ ]    [ ]


                                           Please sign exactly as your name
                                           appears on this card. When signing as
                                           attorney, executor, administrator,
                                           trustee or guardian, please give the
                                           title. If shares are held jointly,
                                           each holder may sign but only one
                                           signature is required.

                                           Dated:______________________________


                                           ____________________________________
                                           SIGNATURE OF SHAREHOLDER

                                           ____________________________________
                                           SIGNATURE OF SHAREHOLDER

                                           PLEASE COMPLETE, DATE, SIGN AND MAIL
                                           THIS PROXY PROMPTLY IN THE ENCLOSED
                                           POSTAGE PAID ENVELOPE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE